The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for Information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other Information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related Securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment , tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investment s. The investment s to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4
All records

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 6,074
Aggregate Principal Balance ($): 1,098,257,690
Weighted Average Current Mortgage Rate (%): 7.215
Non-Zero Weighted Average Margin (%): 6.911
Non-Zero Weighted Average Maximum Rate (%): 13.999
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 82.51
% First Liens: 91.79
% Owner Occupied: 93.11
% Purchase: 49.68
% Full Documentation: 62.43
Non-Zero Weighted Average FICO Score: 627
Geographic Concentration in:
....90.01 - 95.00% CLTV: NY(16%),CA-S(13%),FL(13%),IL(11%),NJ(9%),HI(5%),MD(5%),CA-N(3%),GA(3%),VA(3%)
....95.01 - 100.00% CLTV: CA-N(14%),CA-S(14%),NY(11%),FL(10%),NJ(8%),MD(5%),IL(4%),VA(4%),GA(3%),MA(3%)

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2. Product Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Fixed - 5 Year	27	$243,400	0.02	11.863	54	94.24	644
Fixed - 10 Year	181	1,928,329	0.18	11.143	114	94.07	627
Fixed - 15 Year	138	4,339,167	0.40	9.160	174	84.01	647
Fixed - 20 Year	204	7,579,972	0.69	9.296	235	88.92	629
Fixed - 25 Year	1	114,133	0.01	6.990	294	35.28	551
Fixed - 30 Year	1,731	182,236,432	16.59	8.102	355	86.67	643
ARM - 2 Year/6 Month LIBOR	2,680	586,112,502	53.37	7.445	355	82.78	606
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	5	1,232,588	0.11	6.442	352	83.68	633
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	962	274,758,391	25.02	6.122	355	79.27	658
ARM - 3 Year/6 Month LIBOR	60	14,785,628	1.35	6.957	355	82.69	621
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	55	16,483,591	1.50	5.944	355	77.45	656
ARM - 5 Year/6 Month LIBOR	30	8,443,557	0.77	6.777	355	80.88	658
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627

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3. Range of Gross Interest Rates (%)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted	Non-Zero
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
4.000% - 4.999%	21	$7,881,861	0.72	4.990	354	77.31	686
5.000% - 5.999%	685	216,373,091	19.70	5.752	355	78.51	661
6.000% - 6.999%	1,342	359,089,733	32.70	6.512	354	81.25	640
7.000% - 7.999%	1,271	269,216,572	24.51	7.560	354	83.36	605
8.000% - 8.999%	1,066	139,629,860	12.71	8.484	353	85.22	592
9.000% - 9.999%	607	54,345,329	4.95	9.494	350	87.88	607
10.000% - 10.999%	527	31,554,859	2.87	10.581	342	91.33	603
11.000% - 11.999%	399	17,147,794	1.56	11.321	326	92.05	617
12.000% - 12.999%	152	2,970,448	0.27	12.324	246	89.30	603
13.000% - 13.999%	4	48,144	0.00	13.298	143	90.70	608
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.215%

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4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted	Non-Zero
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
$1 - $25,000	447	$6,282,376	0.57	10.926	187	97.63	627
$25,001 - $50,000	655	23,805,664	2.17	10.089	340	98.98	640
$50,001 - $75,000	519	32,041,000	2.92	9.440	352	93.79	635
$75,001 - $100,000	544	47,817,930	4.35	8.634	352	87.67	624
$100,001 - $125,000	534	60,294,642	5.49	7.993	353	85.25	616
$125,001 - $150,000	473	65,026,240	5.92	7.734	353	82.80	611
$150,001 - $175,000	463	74,766,823	6.81	7.396	353	82.14	610
$175,001 - $200,000	372	69,806,274	6.36	7.215	354	79.10	610
$200,001 - $225,000	273	58,118,809	5.29	7.086	355	80.25	610
$225,001 - $250,000	233	55,230,242	5.03	6.980	355	80.48	619
$250,001 - $275,000	206	53,967,456	4.91	6.924	353	81.10	625
$275,001 - $300,000	199	57,498,572	5.24	6.895	354	80.37	619
$300,001 - $325,000	195	60,752,701	5.53	6.774	354	81.67	618
$325,001 - $350,000	150	50,644,100	4.61	6.720	355	81.35	631
$350,001 - $375,000	126	45,695,720	4.16	6.735	355	81.36	628
$375,001 - $400,000	130	50,538,779	4.60	6.665	354	82.05	638
$400,001 - $425,000	103	42,528,017	3.87	6.693	355	82.69	645
$425,001 - $450,000	70	30,642,233	2.79	6.552	355	82.50	638
$450,001 - $475,000	72	33,289,961	3.03	6.560	355	81.42	650
$475,001 - $500,000	69	33,753,258	3.07	6.560	355	82.12	636
$500,001 - $750,000	232	138,235,228	12.59	6.678	354	80.37	647
$750,001 - $1,000,000	9	7,521,666	0.68	6.047	354	76.92	654
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Minimum: $179
Maximum: $970,089
Average: $180,813

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5. Original Terms (month)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
60	27	$243,400	0.02	11.863	54	94.24	644
120	181	1,928,329	0.18	11.143	114	94.07	627
180	138	4,339,167	0.40	9.160	174	84.01	647
240	204	7,579,972	0.69	9.296	235	88.92	629
300	1	114,133	0.01	6.990	294	35.28	551
360	5,523	1,084,052,689	98.71	7.184	355	82.45	627
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Minimum: 60
Maximum: 360
Weighted Average: 358

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6. Range of Remaining Terms (month)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted	Non-Zero
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
1 - 60	27	$243,400	0.02	11.863	54	94.24	644
61 - 120	181	1,928,329	0.18	11.143	114	94.07	627
121 - 180	138	4,339,167	0.40	9.160	174	84.01	647
181 - 240	204	7,579,972	0.69	9.296	235	88.92	629
241 - 300	1	114,133	0.01	6.990	294	35.28	551
301 - 360	5,523	1,084,052,689	98.71	7.184	355	82.45	627
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Minimum: 53
Maximum: 360
Weighted Average: 353

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7. Range of Combined Original LTV Ratios (%)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted	Non-Zero
Combined	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
15.01% - 20.00%	1	$69,602	0.01	9.850	233	16.17	511
20.01% - 25.00%	3	351,280	0.03	6.199	355	21.88	618
25.01% - 30.00%	5	656,177	0.06	6.875	355	26.76	632
30.01% - 35.00%	10	1,288,982	0.12	7.165	355	32.48	600
35.01% - 40.00%	14	2,147,925	0.20	7.779	335	37.96	624
40.01% - 45.00%	22	3,698,244	0.34	7.287	342	42.60	597
45.01% - 50.00%	29	5,788,747	0.53	7.541	351	48.26	593
50.01% - 55.00%	45	9,009,299	0.82	7.340	349	52.70	594
55.01% - 60.00%	56	14,314,535	1.30	7.015	351	57.92	596
60.01% - 65.00%	132	31,752,004	2.89	7.729	352	63.79	589
65.01% - 70.00%	156	38,556,134	3.51	7.663	353	68.85	584
70.01% - 75.00%	187	43,584,556	3.97	7.631	354	73.91	569
75.01% - 80.00%	2,001	503,336,930	45.83	6.604	354	79.86	643
80.01% - 85.00%	404	93,286,819	8.49	7.034	355	84.57	598
85.01% - 90.00%	1,011	209,551,531	19.08	7.225	355	89.83	612
90.01% - 95.00%	370	30,688,209	2.79	7.992	337	94.84	646
95.01% - 100.00%	1,628	110,176,715	10.03	9.440	346	99.95	657
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Minimum: 16.17%
Maximum: 100.00%
Weighted Average: 82.51%

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8. Range of Gross Margins (%)

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted	Non-Zero
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Fixed Rate Loans	2,282	$196,441,433	17.89	8.206	343	86.75	642
5.501% - 6.000%	29	10,453,970	0.95	5.041	354	77.97	689
6.001% - 6.500%	144	50,948,614	4.64	5.408	355	77.92	667
6.501% - 7.000%	3,619	840,413,674	76.52	7.119	355	81.86	620
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Minimum: 5.910%
Maximum: 6.990%
Non-Zero Weighted Average: 6.911%

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9. Range of Minimum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted	Non-Zero
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Fixed Rate Loans	2,282	$196,441,433	17.89	8.206	343	86.75	642
4.501% - 5.000%	23	8,717,072	0.79	4.991	354	77.57	693
5.001% - 5.500%	130	44,970,144	4.09	5.353	355	78.24	672
5.501% - 6.000%	499	154,201,779	14.04	5.849	355	79.20	655
6.001% - 6.500%	600	163,358,127	14.87	6.317	355	81.26	643
6.501% - 7.000%	524	138,072,909	12.57	6.808	355	83.82	636
7.001% - 7.500%	505	116,861,402	10.64	7.337	355	84.38	612
7.501% - 8.000%	680	138,034,194	12.57	7.804	355	83.19	598
8.001% - 8.500%	373	62,982,564	5.73	8.287	355	83.83	580
8.501% - 9.000%	235	38,344,256	3.49	8.771	355	79.86	562
9.001% - 9.500%	97	15,429,475	1.40	9.280	355	79.50	562
9.501% - 10.000%	59	9,253,393	0.84	9.837	355	70.64	538
10.001% - 10.500%	24	3,877,145	0.35	10.352	355	68.68	534
10.501% - 11.000%	23	4,205,207	0.38	10.821	355	65.96	539
11.001% - 11.500%	10	1,979,936	0.18	11.323	354	62.77	538
11.501% - 12.000%	8	1,233,347	0.11	11.819	355	58.86	547
12.001% - 12.500%	2	295,308	0.03	12.368	354	65.00	517
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Minimum: 4.990%
Maximum: 12.500%
Non-Zero Weighted Average: 6.999%

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10. Range of Maximum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted	Non-Zero
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Fixed Rate Loans	2,282	$196,441,433	17.89	8.206	343	86.75	642
11.501% - 12.000%	23	8,717,072	0.79	4.991	354	77.57	693
12.001% - 12.500%	130	44,970,144	4.09	5.353	355	78.24	672
12.501% - 13.000%	499	154,201,779	14.04	5.849	355	79.20	655
13.001% - 13.500%	599	162,954,898	14.84	6.317	355	81.26	642
13.501% - 14.000%	524	138,380,756	12.60	6.806	355	83.81	636
14.001% - 14.500%	506	116,956,784	10.65	7.337	355	84.38	612
14.501% - 15.000%	680	138,034,194	12.57	7.804	355	83.19	598
15.001% - 15.500%	373	62,982,564	5.73	8.287	355	83.83	580
15.501% - 16.000%	235	38,344,256	3.49	8.771	355	79.86	562
16.001% - 16.500%	97	15,429,475	1.40	9.280	355	79.50	562
16.501% - 17.000%	59	9,253,393	0.84	9.837	355	70.64	538
17.001% - 17.500%	24	3,877,145	0.35	10.352	355	68.68	534
17.501% - 18.000%	23	4,205,207	0.38	10.821	355	65.96	539
18.001% - 18.500%	10	1,979,936	0.18	11.323	354	62.77	538
18.501% - 19.000%	8	1,233,347	0.11	11.819	355	58.86	547
19.001% - 19.500%	2	295,308	0.03	12.368	354	65.00	517
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Minimum: 11.990%
Maximum: 19.500%
Non-Zero Weighted Average: 13.999%

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11. Initial Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Fixed Rate Loans	2,282	$196,441,433	17.89	8.206	343	86.75	642
3.00%	3,792	901,816,257	82.11	6.999	355	81.59	623
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

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12. Periodic Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Fixed Rate Loans	2,282	$196,441,433	17.89	8.206	343	86.75	642
1.50%	3,792	901,816,257	82.11	6.999	355	81.59	623
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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13. Next Rate Adjustment Date

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted	Non-Zero
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Fixed Rate Loans	2,282	$196,441,433	17.89	8.206	343	86.75	642
Dec-06	4	1,079,492	0.10	6.972	351	91.49	625
Jan-07	7	1,613,623	0.15	7.115	352	84.47	628
Feb-07	137	33,942,414	3.09	7.069	353	81.40	627
Mar-07	387	95,071,484	8.66	6.768	354	79.77	627
Apr-07	3,110	729,882,859	66.46	7.052	355	81.89	621
May-07	1	313,574	0.03	6.550	356	90.00	608
Dec-07	1	200,035	0.02	7.990	360	73.09	544
Feb-08	7	1,680,204	0.15	6.734	353	80.29	619
Mar-08	10	2,338,309	0.21	5.963	354	75.32	649
Apr-08	98	27,250,706	2.48	6.443	355	80.30	639
Feb-10	1	159,110	0.01	7.250	353	80.00	759
Apr-10	29	8,284,446	0.75	6.768	355	80.89	656
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Weighted Average: 2007-04-18

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14. Geographical Distribution

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
California	1,344	$345,428,842	31.45	6.738	354	80.83	642
New York	423	113,017,628	10.29	7.189	353	81.65	634
Florida	736	100,651,979	9.16	7.527	351	83.46	618
New Jersey	344	82,193,977	7.48	7.455	352	81.13	605
Maryland	306	57,814,955	5.26	7.370	353	82.26	615
Illinois	343	50,311,291	4.58	7.590	352	85.06	617
Massachusetts	200	40,307,625	3.67	7.310	353	82.21	628
Virginia	195	32,308,390	2.94	7.528	353	83.95	610
Georgia	297	31,911,462	2.91	7.656	351	86.03	617
Colorado	164	21,529,333	1.96	6.835	353	84.19	629
Hawaii	85	20,023,884	1.82	7.078	348	83.32	661
Other	1,637	202,758,324	18.46	7.566	352	84.43	615
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Number of States Represented: 42

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15. Occupancy

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Primary	5,571	$1,022,624,603	93.11	7.184	353	82.42	625
Investment	455	66,064,572	6.02	7.653	351	84.27	648
Second Home	48	9,568,515	0.87	7.492	352	80.20	619
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627

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16. Property Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Single Family Residence	5,053	$900,382,241	81.98	7.208	353	82.32	624
2-4 Family	570	129,377,488	11.78	7.242	353	83.43	640
Condo	451	68,497,960	6.24	7.242	353	83.40	639
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627

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17. Loan Purpose

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Refinance - Cashout	2,495	$547,115,090	49.82	7.186	353	79.74	603
Purchase	3,552	545,582,011	49.68	7.243	352	85.29	651
Refinance - Rate Term	27	5,560,589	0.51	7.239	353	83.65	601
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627

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18. Documentation Level

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
Full Documentation	4,179	$685,606,879	62.43	7.020	352	83.51	619
Stated Documentation	1,766	377,823,782	34.40	7.579	353	80.98	644
EASY	129	34,827,029	3.17	7.082	354	79.70	591
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627

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19. Original Prepayment Penalty Term (months)

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted	Non-Zero
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
0	1,500	$226,598,322	20.63	7.634	351	83.50	618
12	705	143,009,410	13.02	7.340	352	82.66	635
24	3,349	625,980,258	57.00	7.115	354	82.71	626
36	520	102,669,700	9.35	6.720	352	78.94	637
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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20. Lien Position

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
1st Lien	4,259	$1,008,041,430	91.79	6.971	354	80.99	624
2nd Lien	1,815	90,216,260	8.21	9.940	337	99.50	651
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627

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21. FICO Score

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
500 - 500	6	$1,238,205	0.11	8.269	355	71.06	500
501 - 520	214	45,572,811	4.15	8.534	354	74.08	510
521 - 540	293	61,781,640	5.63	8.082	355	74.75	531
541 - 560	412	83,219,938	7.58	7.740	354	81.29	551
561 - 580	456	78,562,273	7.15	7.712	353	83.09	571
581 - 600	835	123,641,678	11.26	7.318	352	83.46	590
601 - 620	701	117,035,454	10.66	7.080	353	83.93	610
621 - 640	766	122,360,746	11.14	7.132	352	83.76	630
641 - 660	752	122,629,017	11.17	6.961	353	84.25	650
661 - 680	587	108,302,639	9.86	6.856	353	83.14	670
681 - 700	450	95,849,834	8.73	6.712	353	83.82	690
701 - 720	256	58,391,184	5.32	6.745	353	83.34	709
721 - 740	160	35,274,626	3.21	6.805	354	83.99	729
741 - 760	102	23,584,926	2.15	6.592	354	82.42	749
761 - 780	45	11,047,657	1.01	6.728	355	82.55	771
781 - 800	34	8,073,678	0.74	6.652	355	81.70	789
801 >=	5	1,691,383	0.15	7.060	298	83.19	806
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51	627
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 627

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22. New York Zip Codes

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted	Non-Zero
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Weighted
New York	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	Average
Zip Codes	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV (%)	FICO
11208	14	$3,532,629	3.13	7.448	353	85.77	644
10469	9	2,668,145	2.36	7.170	355	86.76	588
11520	9	2,564,402	2.27	6.433	355	76.99	643
11413	8	2,304,319	2.04	6.518	355	83.79	648
11368	5	2,212,134	1.96	6.671	355	84.60	650
11436	5	2,082,621	1.84	6.981	355	86.17	680
10467	6	1,867,381	1.65	6.778	355	88.94	667
10466	6	1,743,489	1.54	7.769	355	75.85	610
11412	6	1,731,774	1.53	6.410	353	86.23	611
11717	6	1,703,315	1.51	6.736	355	92.54	605
11550	7	1,597,288	1.41	7.080	352	81.85	673
11411	6	1,471,906	1.30	7.184	355	80.99	653
11003	4	1,330,083	1.18	6.971	355	85.23	649
11236	4	1,225,451	1.08	6.220	355	73.76	587
11422	4	1,184,940	1.05	7.006	355	83.62	686
11203	3	1,184,065	1.05	8.208	355	86.37	596
11691	3	1,152,591	1.02	7.809	355	88.04	678
11963	2	1,116,764	0.99	6.151	355	63.35	646
11434	5	1,054,612	0.93	8.525	355	81.47	575
11756	3	1,035,424	0.92	7.302	355	86.59	606
Other	308	78,254,295	69.24	7.262	353	80.87	634
Total:	423	$113,017,628	100.00	7.189	353	81.65	634

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BARCLAYS CAPITAL

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